UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Diversified Small-Cap Growth Fund	December 31, 2010

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Against a backdrop of healthy earnings, fortified balance sheets, and low borrowing costs for many corporations, small-cap growth stocks rose strongly and outperformed other investment styles in the 6- and 12-month periods ended December 31, 2010. Stocks climbed through late April but fell sharply through early July due in part to a European debt crisis centered in Greece and a sluggish U.S. economic recovery. Equities rebounded briskly starting in late August as the economy showed signs of improvement, the Federal Reserve signaled that it would purchase more Treasury securities in an attempt to reduce long-term interest rates, and investors sought higher returns from riskier securities. The rally was supported by late-year bipartisan legislation to extend for two years the Bush-era tax cuts that were set to expire at the end of 2010.

Your fund returned 34.98% in the second half of 2010 and 33.50% in the one-year period ended December 31, 2010. As shown in the Performance Comparison table, the fund outperformed its MSCI benchmark and Lipper peer group index by solid margins in both periods. Our focus on high-quality and reasonably valued companies with good cash flows and other favorable attributes served investors well for much of 2010. Even though risky stocks and companies with significant price momentum paced the market’s advance in the fourth quarter, we are pleased to report that our portfolio largely kept pace with its unmanaged benchmark and with competing small-cap growth portfolios in the last few months and retained the performance advantage we achieved earlier in the year.

In the last six months, fund performance relative to the MSCI index was helped by good stock selection in several sectors, especially consumer discretionary, industrials and business services, information technology, and health care. However, our stock selection in the robust energy sector limited our performance advantage slightly. For the 12-month period, the fund’s favorable relative performance was driven by our stock selection in the consumer discretionary, industrials and business services, health care, and consumer staples sectors. Energy stock selection marginally eroded our performance advantage. As usual, sector allocations in aggregate had little impact on our relative 6- and 12-month results, as our allocations are usually fairly similar to those of the MSCI benchmark.

MARKET ENVIRONMENT

Although national unemployment remains stubbornly above 9% and the pace of the economic recovery is more sluggish than what is typically seen following a deep recession, the U.S. economy is slowly but steadily improving. Conditions for equity investors are quite good at this time: Corporate profits in the U.S. have improved, companies have taken advantage of very low interest rates to refinance their debts or strengthen their balance sheets, and the Federal Reserve continues to pursue very stimulative monetary policies.

U.S. equities climbed through late April but fell sharply through early July as investors turned abruptly risk averse due to the European debt crisis, the impact of new regulations in various sectors, the Gulf oil spill, and concerns that the economy was faltering. After struggling for most of the summer, stocks rallied starting in late August and produced strong fourth-quarter gains that lifted major indexes to their highest levels of the year.

Small-cap shares significantly outperformed large-caps in our reporting periods. In the second half of 2010, the small-cap Russell 2000 Index returned 29.38% versus 23.27% for the large-cap S&P 500 Index. For the full year, the Russell 2000 returned 26.85% versus 15.06% for the S&P 500. As measured by various Russell indexes, growth stocks outperformed value stocks across all market capitalizations in both periods. Stocks with significant price momentum did especially well in 2010, thanks to strong performance in the closing months of the year. Despite falling sharply from late April through early July, several smaller-cap market indexes closed the year more than 100% above their March 2009 bottom.

Most sectors in the MSCI U.S. Small Cap Growth Index produced very strong returns in the second half of the year, eclipsing the moderate losses in the first half. In the last six months, the cyclical energy and materials sectors produced superior returns, lifted by rising commodity prices and increased demand for natural resources from global economies. Information technology and consumer staples also performed very well, while consumer discretionary and industrials and business services stocks performed mostly in line with the MSCI benchmark. Sectors that tend to have lower sensitivity to the health of the economy, such as utilities and telecommunication services, which are very small parts of the small-cap growth universe, lagged as investors favored riskier and cyclical investments. For all of 2010, energy, consumer discretionary, and materials shares performed best, but telecommunication services and utilities trailed significantly.

PORTFOLIO CHARACTERISTICS

Before we discuss the portfolio’s performance in detail, we would like to welcome new shareholders to the fund and thank our longer-term investors for confidence in our portfolio management abilities. While we are pleased with the fund’s performance in 2010, we want to remind investors that the fund’s time horizon for investing is much longer than its typical 6- and 12-month reporting periods, so it usually takes some time before our investments bear fruit. We remain committed to our strategy and investment process. We believe these will help us navigate through the years ahead and reward patient investors with long-term capital growth:

• We favor companies that have a high return on capital and use cash flows wisely in a manner that benefits shareholders. We prefer companies that generate substantial free cash flow.

• We seek companies with good earnings quality and sustainable growth characteristics.

• We look for companies with attractive valuations relative to other firms in the same industry and relative to the small-cap growth universe as a whole. We like companies with reasonable valuations relative to their earnings and sales growth rates.

While our stock selection is based on a quantitative model, we do take into consideration the fundamental research done by T. Rowe Price’s equity analysts. More recently, given the unusual economic environment, we have also attempted to take macroeconomic conditions into account. The fund’s sector allocations are usually in line with those of the MSCI U.S. Small Cap Growth Index, but the portfolio may occasionally have small overweights or underweights.

As shown in the Sector Diversification table on page 8, our largest sector commitments at the end of 2010 were information technology (IT), industrials and business services, consumer discretionary, and health care. Allocations to energy, financials, and materials were notably smaller. Our exposure to consumer staples and telecommunications services was minimal, and we did not own any utility companies at the end of the year. Because of strong year-end cash flows, the fund had a 4% cash position and slight underweights in almost every sector relative to the MSCI benchmark as of December 31. We are deploying the cash into current and new portfolio investments.

Our strategy is to try to outperform our benchmark by owning a large number of good stocks instead of making large investments in a small number of stocks. The portfolio usually holds approximately 320 to 340 names. Currently we have nearly 350, reflecting our commitment to broad diversification and risk management in an uncertain environment, as well as the fact that a greater number of companies seem to have favorable prospects at the onset of an economic recovery. Very few of our positions represent 1% or more of the fund’s net assets at any given time. This level of diversification should help manage the risk of investing in small-cap growth stocks.

Cash reserves are a drag on long-term performance in a rising market, so we try to keep our cash position low and deploy cash flows quickly to stay fully invested. Trading is another cost that reduces returns, so we trade electronically and in low-cost venues when possible. The fund tends to have a fairly low annual turnover rate because our time horizon is longer than that of many other small-cap growth portfolios.

Our portfolio turnover rate in 2010 was 18.5%, which is substantially less than the average of about 115% for small-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for its averages at year-end, using the most recent year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average.) This means our holding period for a typical stock is more than five years, whereas our average competitor holds a given stock for less than one year. The fund’s turnover last year was very low due to strong cash flows; normally, we expect the annual turnover rate to be in the 30% to 50% range.

PORTFOLIO REVIEW

The IT sector contributed the most to the fund’s absolute performance in both the 6- and 12-month reporting periods, and good stock selection lifted our results relative to the MSCI benchmark in the second half of the year. Software stocks significantly outperformed other tech industries in both periods, helped by a recovering economy and expectations for industry consolidation following Intel’s unexpected acquisition of security software maker McAfee. Two of our top contributors to performance and largest holdings in the entire portfolio were Informatica, a provider of data integration software and services, and Rovi, a provider of digital entertainment solutions that enable consumers to access entertainment from a variety of locations. Our semiconductor-related and communications equipment companies also produced strong 6- and 12-month returns, led by Atmel and F5 Networks, respectively. Atmel makes semiconductors for a variety of products, including those using touch-screen technology, while F5 Networks provides technology that facilitates the delivery of network-based applications. Other IT industries, though they had a few standout performers, lagged with generally moderate gains in both reporting periods. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Industrials and business services stocks, though they were mostly lackluster in the first half of the year, produced strong absolute returns in the last six months and for all of 2010. Many companies in the sector are cyclical, so investors perceived that they would benefit significantly from a stronger economic recovery. Good stock selection contributed to our performance advantage versus the Russell benchmark in both periods. Machinery stocks paced the sector’s advance in both of our reporting periods, led by Gardner Denver and Actuant. The former manufactures compressors, blowers, pumps, vacuum products, and fluid transfer equipment and benefited from increased sales, while the latter makes hydraulic, electrical, and mechanical tools for a variety of industries worldwide. Aerospace and defense companies and electrical equipment businesses were among the industries that produced smaller contributions to fund results. For the full year, the professional services industry was one of the weakest in the fund. In the last six months, we eliminated our long-held position in Resources Connection in favor of better long-term growth opportunities. We reestablished a position in Advisory Board, a provider of best-practices research and decision-support systems to health care businesses, which we eliminated a couple of years ago. The improving economic environment should be supportive of the business.

Like the industrials and business services sector, consumer discretionary stocks advanced in 2010 amid expectations that stronger economic growth—and stronger consumer spending—would translate into higher profits. Media companies fared best in both of our reporting periods, led by Liberty Media Capital, which owns stakes in a variety of entertainment and media assets, and by satellite radio company Sirius XM Radio. Specialty retailers also did well, especially Gymboree, which was acquired by a private equity firm. Internet and catalog retailers were laggards, though Priceline.com produced outstanding results in both periods. Hotel, restaurant, and leisure companies also lagged somewhat, though Chipotle Mexican Grill benefited from strong sales. Diversified consumer services companies were notable laggards in 2010, especially for-profit education companies such as Capella Education and ITT Educational Services. Fears of new federal regulations weighed on this industry throughout the year.

Health care stocks lagged other sectors in our 6- and 12-month reporting periods, as the new health care reform legislation will probably crimp earnings in several industries and as equity investors favored riskier and cyclical investments in the second half of the year. Biotechnology shares significantly outperformed other industries in both periods, led by Incyte and Alexion Pharmaceuticals. Incyte has the potential to receive significant revenue from the cancer and rheumatoid arthritis therapies currently in its pipeline, while Alexion’s primary drug Soliris, which is used to treat a rare blood disorder, continues to generate significant revenue for the company. In the pharmaceutical industry, Valeant Pharmaceuticals was one of the portfolio’s largest absolute contributors to performance, but most of our other holdings lagged. We added a few pharmaceutical names to the portfolio in the last six months, including Par Pharmaceutical and Nektar Therapeutics.

Energy stocks, which stumbled in the first half of the year due in part to poor sentiment related to the Gulf oil spill, rallied sharply as oil prices climbed above $90 per barrel in the second half. While returns in percentage terms were excellent, the sector is a fairly small part of the small-cap growth universe, and our stock selection limited our gains slightly. Equipment and services companies did best in the last six months, led by Oil States International, Complete Production Services, and Superior Energy. Dril-Quip, which we added in the first half of 2010, also fared well, though Helix Energy Solutions Group, another first-half addition, was lackluster. Among our oil, gas, and consumable fuel companies, gains were concentrated in Concho Resources, SM Energy, Whiting Petroleum, and Patriot Coal.

Financials, another small sector in the small-cap growth universe, produced moderate gains but underperformed many other sectors in our 6- and 12-month reporting periods. New reform legislation and regulations weighed on the sector due to expectations that they will reduce the profitability and restrict the business activities of various financial services companies. Nevertheless, several holdings performed very well in both periods, including asset manager Affiliated Managers Group, which has significant exposure to the equity markets; MSCI, a provider of investment analytics for institutional investors; and Signature Bank, a commercial bank serving the New York metropolitan area.

Materials stocks soared with commodity prices in the second half of 2010, which more than offset their poor results in the first half. In the last six months, most of the gains were concentrated in our chemical companies, especially W.R. Grace and Solutia, which are specialty chemicals and materials companies, and Intrepid Potash, which benefited from rising potash prices. Our metals and mining stocks trailed, though we added Royal Gold and Allied Nevada Gold, which should perform well if demand for the yellow metal continues to increase. Container and packaging company Crown Cork & Seal did well in both of our reporting periods.

OUTLOOK

The stock market had a strong fourth quarter as economic indicators and consumer spending showed signs of a gradually improving economy. The U.S. economy has started adding jobs, though not at a level that will materially reduce the national unemployment rate. Further, the federal government’s extension of tax cuts and additional fiscal stimulus will encourage stronger economic activity. We expect that the economy will continue growing at a steady rate but slower than in past recoveries. Most economists expect that the unemployment rate will remain high despite the increase in GDP growth. Remarkably, corporations have been producing robust profits, and many are sitting on a record amount of cash. We expect some of this cash to be used for stock buybacks and acquisitions, which should provide support for stocks.

One of the drivers of stock market performance in the last six months was the Fed’s monetary policy. The Fed’s latest quantitative easing actions—buying longer-term Treasuries to bring down longer-term interest rates and further stimulate the economy—have been effective in inflating the stock market and lifting inflation expectations. We expect that risky assets could continue to outperform as long as monetary policy is accommodative. The future of the market could depend on what the Fed does after June, when its second round of quantitative easing (so-called QE2) is expected to end.

One other area of concern is the sovereign debt crisis in Europe. However, we expect that various European governments will take actions to keep the euro and the euro zone intact. Rising inflation in emerging markets has forced many of them to raise interest rates, which could have an effect on the U.S. dollar relative to other currencies.

As mentioned earlier, our stock selection is driven by a quantitative model and analysis of company fundamentals, but we have tried to take macroeconomic conditions into account while managing your portfolio in recent quarters. Nevertheless, our core mission remains the same. We will continue to invest broadly in the small-cap growth universe and look for those companies that we believe have favorable attributes and are well positioned to thrive over the long term. We maintain a bias toward high-quality firms that generate good cash flows, and we believe that our broadly diversified portfolio has a lower risk profile than that of its benchmark.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Sudhir Nanda
Chairman of the fund’s Investment Advisory Committee

January 24, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Earnings growth rate (current fiscal year): Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Inflation: A sustained increase in prices throughout the economy.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI U.S. Small Cap Growth Index: Tracks the performance of domestic small-cap growth stocks as defined by MSCI.

Price-to-earnings (P/E) ratio–12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE)–current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Growth Index: Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index: Tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index: Tracks the stocks of 500 primarily large U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 96.0%		
CONSUMER DISCRETIONARY 16.5%		
Auto Components 1.5%		
Dana (1)	26,500	456
Gentex	8,800	260
Tenneco (1)	16,400	675
TRW (1)	10,400	548
		1,939
Distributors 0.3%		
LKQ Corporation (1)	10,200	231
Pool	9,400	212
		443
Diversified Consumer Services 1.2%		
American Public Education (1)	4,300	160
Capella Education (1)	4,200	280
ITT Educational Services (1)	2,200	140
Matthews International, Class A	6,300	220
Steiner Leisure (1)	8,000	374
Weight Watchers	11,600	435
		1,609
Hotels, Restaurants & Leisure 2.6%		
CEC Entertainment (1)	5,300	206
Chipotle Mexican Grill (1)	2,100	447
Choice Hotels International	5,800	222
Denny's (1)	60,200	215
Panera Bread, Class A (1)	7,900	800
PF Chang's China Bistro	6,800	329
Red Robin Gourmet Burgers (1)	2,700	58
The Cheesecake Factory (1)	16,900	518
WMS Industries (1)	15,000	679
		3,474

Household Durables 0.5%		
Tempur-Pedic (1)	16,400	657
		657
Internet & Catalog Retail 1.0%		
HSN (1)	9,700	297
PetMed Express	8,100	144
Priceline.com (1)	1,400	560
Shutterfly (1)	10,700	375
		1,376
Leisure Equipment & Products 0.9%		
Brunswick	21,800	409
Polaris Industries	9,500	741
		1,150
Media 1.9%		
CTC Media	12,200	286
John Wiley & Sons	8,300	376
Knology (1)	11,400	178
Liberty Media Capital, Class A (1)	11,500	719
Madison Square Garden, Class A (1)	13,300	343
National Cinemedia	9,700	193
Sirius XM Radio (1)	275,800	452
		2,547
Multiline Retail 0.3%		
Big Lots (1)	13,500	411
		411
Specialty Retail 3.5%		
Aarons, Class A	12,950	264
Aeropostale (1)	18,750	462
Ascena Retail Group (1)	17,400	460
Guess	7,200	341

Personal Products 0.7%		
Alberto Culver	5,400	200
Herbalife	10,600	725
		925
Total Consumer Staples		2,830
ENERGY 7.0%		
Energy Equipment & Services 3.8%		
Atwood Oceanics (1)	10,300	385
Complete Production Services (1)	18,100	535
Core Laboratories	10,800	962
Dawson Geophysical (1)	3,600	115
Dril-Quip (1)	6,600	513
Gulf Island Fabrication	6,300	177
Helix Energy Solutions (1)	10,500	127
ION Geophysical (1)	10,500	89
Oceaneering International (1)	5,200	383
Oil States International (1)	12,300	788
Superior Energy (1)	15,200	532
Tesco (1)	15,600	248
TETRA Technologies (1)	15,500	184
Unit (1)	2,800	130
		5,168
Oil, Gas & Consumable Fuels 3.2%		
Bill Barrett (1)	2,800	115
Clayton William Energy (1)	4,100	344
Comstock Resources (1)	10,100	248
Concho Resources (1)	9,300	815
Gran Tierra Energy (1)	49,300	397
Northern Oil & Gas (1)	17,300	471
Patriot Coal (1)	20,200	391
Rex Energy (1)	8,900	122

SM Energy	16,100	949
Whiting Petroleum (1)	3,300	387
		4,239
Total Energy		9,407

FINANCIALS 5.6%

Capital Markets 1.1%

Affiliated Managers Group (1)	7,000	695
Cohen & Steers	2,300	60
E*TRADE Financial (1)	7,830	125
Greenhill	3,100	253
Knight Capital Group (1)	9,600	133
Stifel Financial (1)	4,000	248
		1,514

Commercial Banks 1.1%

Danvers Bancorp	8,200	145
Signature Bank (1)	12,600	630
SVB Financial Group (1)	8,100	430
Texas Capital Bancshares (1)	13,100	278
		1,483

Consumer Finance 0.1%

World Acceptance (1)	3,600	190
		190

Diversified Financial Services 1.0%

MSCI, Class A (1)	19,248	750
Newstar Financial (1)	29,500	312
Portfolio Recovery Associates (1)	3,800	285
		1,347

Insurance 0.6%

AmTrust Financial Services	10,000	175

HCC Insurance Holdings	10,500	304
Navigators Group (1)	1,400	70
StanCorp Financial Group	5,200	235
		784
Real Estate Investment Trusts (REITs) 0.7%		
DuPont Fabros Technology, REIT	9,900	211
Sabra Health Care, REIT (1)	4,666	86
Strategic Hotels & Resorts, REIT (1)	19,200	101
Taubman Centers, REIT	9,700	490
		888
Real Estate Management & Development 0.7%		
Forest City Enterprises, Class A (1)	21,100	352
Jones Lang LaSalle	6,900	579
		931
Thrifts & Mortgage Finance 0.3%		
MGIC Investment (1)	20,400	208
Radian	17,300	140
		348
Total Financials		7,485
HEALTH CARE 15.4%		
Biotechnology 5.5%		
Acorda Therapeutics (1)	6,300	172
Alexion Pharmaceuticals (1)	10,800	870
Alkermes (1)	22,300	274
Allos Therapeutics (1)	4,900	23
Alnylam Pharmaceuticals (1)	5,100	50
AMAG Pharmaceuticals (1)	1,000	18
Arqule (1)	11,800	69
Array BioPharma (1)	6,100	18
BioMarin Pharmaceutical (1)	18,000	485

Cepheid (1)	11,900	271
Cubist Pharmaceuticals (1)	11,000	235
Exelixis (1)	36,800	302
Human Genome Sciences (1)	25,200	602
Idenix Pharmaceuticals (1)	22,700	114
Incyte (1)	49,000	811
InterMune (1)	9,500	346
Lexicon Pharmaceuticals (1)	24,200	35
Momenta Pharmaceuticals (1)	5,600	84
ONYX Pharmaceuticals (1)	11,400	420
Pharmasset (1)	6,300	273
Regeneron Pharmaceuticals (1)	17,700	581
Rigel Pharmaceuticals (1)	1,600	12
Savient Pharmaceuticals (1)	9,400	105
Seattle Genetics (1)	15,300	229
Theravance (1)	13,000	326
United Therapeutics (1)	9,200	582
		7,307

Health Care Equipment & Supplies 2.7%

American Medical Systems (1)	13,200	249
ArthroCare (1)	5,400	168
Edwards Lifesciences (1)	6,300	509
HeartWare International (1)	2,300	201
IDEXX Laboratories (1)	8,500	588
Integra LifeSciences (1)	4,400	208
Masimo	7,800	227
Meridian Bioscience	16,150	374
Orthofix International (1)	5,400	157
Sirona Dental Systems (1)	10,200	426
Stereotaxis (1)	1,500	6
Steris	5,300	193
Thoratec (1)	10,800	306
		3,612

Health Care Providers & Services 2.9%

Alliance HealthCare Services (1)	14,200	60
Amedisys (1)	6,833	229
Catalyst Health Solutions (1)	9,800	456
Centene (1)	10,200	258
Chemed	5,300	337
CorVel (1)	5,700	276
Gentiva Health Services (1)	9,700	258
HealthSouth (1)	16,900	350
Healthspring (1)	9,700	257
MEDNAX (1)	3,800	256
PharMerica (1)	11,400	130
PSS World Medical (1)	10,900	246
Sun Healthcare (1)	4,666	59
Tenet Healthcare (1)	79,400	531
VCA Antech (1)	9,900	231
		3,934

Health Care Technology 0.6%

Allscripts Misys Healthcare Solution (1)	18,140	350
Cerner (1)	3,200	303
MedAssets (1)	7,300	147
Vital Images (1)	4,400	62
		862

Life Sciences Tools & Services 1.5%

Bio-Rad Laboratories, Class A (1)	2,900	301
Bruker (1)	18,900	314
eResearch Technology (1)	7,200	53
Illumina (1)	9,100	576
Mettler-Toledo International (1)	3,400	514
Parexel International (1)	11,200	238
		1,996

Pharmaceuticals 2.2%

Akorn (1)	24,100	146
Auxilium Pharmaceuticals (1)	7,800	165
AVANIR Pharmaceuticals (1)	39,000	159
Cadence Pharmaceuticals (1)	6,900	52
MAP Pharmaceuticals (1)	6,400	107
Medicines Company (1)	16,800	238
Myrexis (1)	2,100	9
Nektar Therapeutics (1)	16,900	217
Par Pharmaceutical (1)	11,000	424
Salix Pharmaceuticals (1)	12,400	582
Valeant Pharmaceuticals International	19,589	554
ViroPharma (1)	15,500	269
Xenoport (1)	5,200	44
		2,966
Total Health Care		20,677

INDUSTRIALS & BUSINESS SERVICES 17.3%

Aerospace & Defense 1.9%

Esterline Technologies (1)	7,300	501
GenCorp (1)	26,400	137
HEICO, Class A	9,550	356
Hexcel (1)	22,400	405
Taser International (1)	17,900	84
Transdigm Group (1)	10,700	771
Triumph Group	3,000	268
		2,522

Air Freight & Logistics 0.8%

Hub Group, Class A (1)	13,000	457
UTi Worldwide	26,900	570
		1,027

Airlines 0.7%		
Allegiant Travel	6,400	315
United Continental (1)	25,000	596
		911
Commercial Services & Supplies 2.1%		
Acco Brands (1)	14,800	126
Brinks	4,100	110
Cenveo (1)	25,100	134
Clean Harbors (1)	11,100	933
Ecology	5,700	99
IHS (1)	4,400	354
Rollins	16,250	321
Waste Connections	29,275	806
		2,883
Construction & Engineering 0.1%		
MYR Group (1)	8,100	170
		170
Electrical Equipment 2.1%		
Acuity Brands	12,100	698
General Cable (1)	7,700	270
II-VI (1)	10,700	496
Thomas & Betts (1)	13,200	638
Woodward Governor	20,700	777
		2,879
Machinery 5.9%		
Actuant, Class A	28,000	746
Arvinmeritor (1)	28,600	587
Chart Industries (1)	10,600	358
Gardner Denver	18,400	1,266
Graco	13,100	517
IDEX	13,300	520

United Rentals (1)	19,100	434
		1,491
Total Industrials & Business Services		23,253

INFORMATION TECHNOLOGY 26.5%

Communications Equipment 4.4%

Acme Packet (1)	8,700	462
ADTRAN	14,400	521
Arris Group (1)	16,400	184
Blue Coat Systems (1)	15,600	466
Cogo Group (1)	13,700	121
Commscope (1)	8,300	259
Comtech Telecommunications	9,800	272
DG FastChannel (1)	15,000	433
F5 Networks (1)	5,600	729
JDS Uniphase (1)	38,100	552
Plantronics	14,800	551
Polycom (1)	15,242	594
Riverbed Technology (1)	20,660	727
		5,871

Computers & Peripherals 0.3%

Synaptics (1)	11,000	323
		323

Electronic Equipment, Instruments & Components 1.9%

Anixter International	9,200	550
Coherent (1)	7,100	320
Dolby Laboratories, Class A (1)	9,700	647
Itron (1)	6,100	338
Power-One (1)	24,700	252
Rofin-Sinar Technology (1)	6,500	230

Trimble Navigation (1)	6,100	244
		2,581
Internet Software & Services 2.1%		
J2 Global Communications (1)	14,000	405
Mercadolibre (1)	7,000	467
Perficient (1)	17,500	219
RealNetworks (1)	45,900	193
Sina (1)	6,400	440
Sohu.com (1)	5,700	362
Taleo, Class A (1)	12,300	340
ValueClick (1)	16,700	268
WebMD Health (1)	2,400	122
		2,816
IT Services 3.6%		
CACI International, Class A (1)	1,600	85
Gartner (1)	23,500	780
Genpact (1)	12,912	196
Global Payments	11,100	513
Heartland Payment Systems	4,600	71
Jack Henry & Associates	6,400	187
Maximus	7,500	492
NCI (1)	18,400	423
Neustar, Class A (1)	8,400	219
SRA International, Class A (1)	7,300	149
TeleTech Holdings (1)	12,700	262
TNS (1)	11,100	231
Unisys (1)	6,740	175
VeriFone Systems (1)	19,200	740
Wright Express (1)	7,400	340
		4,863
Semiconductor & Semiconductor Equipment 5.4%		
Advanced Energy Industries (1)	10,600	144

Amkor Technology (1)	35,600	263
Atheros Communications (1)	16,600	596
Atmel (1)	64,700	797
Cabot Microelectronics (1)	4,100	170
Cyberoptics (1)	20,800	178
Cymer (1)	8,500	383
Cypress Semiconductor (1)	37,100	689
Diodes (1)	10,900	294
FEI (1)	9,000	238
Micrel	20,000	260
Microsemi (1)	22,000	504
ON Semiconductor (1)	45,300	447
Pericom Semiconductor (1)	7,900	87
PMC-Sierra (1)	27,800	239
Semtech (1)	17,700	401
Silicon Laboratories (1)	12,600	580
Tessera Technologies (1)	7,500	166
Varian Semiconductor Equipment (1)	14,625	541
Veeco (1)	7,100	305
		7,282

Software 8.8%

Actuate (1)	25,100	143
Advent Software (1)	3,900	226
Ansys (1)	7,543	393
AsiaInfo-Linkage (1)	8,600	143
Blackboard (1)	12,500	516
Commvault Systems (1)	12,300	352
Epicor Software (1)	10,200	103
FactSet Research Systems	8,900	834
Fortinet (1)	16,600	537
Informatica (1)	32,600	1,435
Kenexa (1)	11,500	251
MICROS Systems (1)	18,200	798

Monotype Imaging Holdings (1)	24,300	270
Net 1 UEPS Technologies (1)	9,000	110
NetScout (1)	13,700	315
OPNET Technologies	16,800	450
Parametric Technology (1)	24,200	545
Progress Software (1)	5,000	212
Quest Software (1)	12,400	344
Rovi (1)	20,700	1,284
Solera Holdings	22,300	1,144
TIBCO Software (1)	42,400	836
Ultimate Software (1)	10,900	530
		11,771
Total Information Technology		35,507

MATERIALS 4.6%

Chemicals 2.6%

Intrepid Potash (1)	7,800	291
Koppers	7,600	272
Nalco Holdings	9,500	303
Rockwood Holdings (1)	15,400	603
Scotts Miracle Gro	2,600	132
Senomyx (1)	12,500	89
Solutia (1)	32,600	752
Stepan	4,100	313
W. R. Grace (1)	20,100	706
		3,461

Containers & Packaging 0.7%

Crown Cork & Seal (1)	8,900	297
Greif Brothers	1,800	112
Rock-Tenn, Class A	9,600	518
		927

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On December 31, 2010, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $38,801,000 and $17,001,000, respectively, for the year ended December 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the current net operating loss. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2010 and December 31, 2009, totaled $0 and $16,000, respectively, and were characterized as long-term capital gain for tax purposes. At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2010, the fund utilized $2,321,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2010, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2012. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2014. Pursuant to this agreement, management fees in the amount of $70,000 were repaid during the year ended December 31, 2010. Including these amounts, management fees waived in the amount of $107,000 remain subject to repayment at December 31, 2010.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2010, expenses incurred pursuant to these service agreements were $85,000 for Price Associates; $167,000 for T. Rowe Price Services, Inc.; and $9,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee, Johns
Hopkins Health System (1996 to 2009); Director, Medtronic, Inc.
(1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1997

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
2001	Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc. (1984
2009	to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[128]	Inc.; Chairman of the Board and Director, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director and Chief Executive Officer, T. Rowe Price
International; Chief Executive Officer, Chairman of the Board, Director,
and President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
(1945)	T. Rowe Price Trust Company; Vice President, Diversified Small-Cap
1997	Growth Fund
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With
Diversified Small-Cap Growth Fund	Principal Occupation(s)

Wendy R. Diffenbaugh (1954)	Vice President, T. Rowe Price
Vice President

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
Price International, and T. Rowe Price Retirement
Plan Services, Inc.

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael T. Roberts (1980)	Vice President, T. Rowe Price
Vice President

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011